                                                                   EXHIBIT 10.19

                       FIFTH AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

     THIS FIFTH AMENDMENT TO LOAN AGREEMENT (herein called this "Amendment") is made as of the 22/nd/ day of November, 2000 by and among Western Gas Resources, Inc. ("Borrower"), and Bank of America, N.A. ("Agent"), and the Lenders under the Loan Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, Borrower, Agent, and Lenders have entered into that certain Loan Agreement dated as of April 29, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided;

     WHEREAS, Borrower is the sole shareholder of Pinnacle Gas Treating, Inc. ("PGT");

     WHEREAS, Borrower's board of directors has approved the sale of all of the issued and outstanding common stock of PGT for approximately $38,000,000 (the "PGT Stock Sale");

     WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.
                          Definitions and References
                          --------------------------

     (S) 1.1. Defined Terms.  Unless the context otherwise requires or unless
              --------------
otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the following terms shall have the following meanings:

     "Amendment" means this Fifth Amendment to Loan Agreement.
      ---------

     "Current Amendment" means the amendments described in Section 2.1 of this
      -----------------
Amendment.

     "Effective Date" has the meaning given it in Section 3.1 of this Agreement.
      --------------

     "Intercreditor  Agreement" means the Intercreditor Agreement dated as of
      ------------------------
April 29, 1999, by and among the Lenders named therein, as mended, supplemented, or restated to the date hereof.

     "Loan Agreement" means the Original Agreement as amended by this Amendment.
      --------------

     "PGT Amendments" means the amendments described in Section 2.2 and the
      --------------
waivers and consents described in Section 2.3.

     "PGT Effective Date" has the meaning given it in Section 3.2 of this
      ------------------
Agreement.

     "Pledge Agreement" means the Pledge Agreement dated as of April 29, 1999 by
      ----------------
Borrower in favor of Agent for the benefit of Lenders, as amended, supplemented, or restated to the date hereof.


                                  ARTICLE II.

                   Amendments, Waivers, and Other Agreements
                   -----------------------------------------

     (S) 2.1  Current Amendments.  Effective as of the Effective Date the
              -------------------
Original Agreement is hereby amended as follows:

     (a)    Limitation of Hedging Collateral.    Article VI of the Original
            ---------------------------------
Agreement is hereby amended by adding thereto the following Section 6.2(o):

     "(o) Limitation of Hedging Collateral.  Hedging Collateral shall be subject
          ---------------------------------
to the following limitations:

          (A) at all times during each calendar month which is not a Restricted Month (1) the aggregate amount of Hedging Collateral securing Long-Term Hedging Contracts shall not exceed $25,000,000, and (2) there shall be no limit on the amount of Hedging Collateral securing Short-term Hedging Contracts; and

          (B) at all times during any Restricted Month (1) the aggregate amount of Hedging Collateral securing Long-Term Hedging Contracts shall not exceed $25,000,000, and (2) the aggregate amount of Hedging Collateral securing all Hedging Contracts shall not exceed the Maximum Collateral Amount for such Restricted Month.

          As used in this section, (i) `Long-Term Hedging Contracts' means all
                                        ---------------------------
     Hedging Contracts which have a term greater than 12 months, (ii) 'Short-
                                                                       -----
     Term Hedging Contracts' means all Hedging contracts which have a term equal
     ----------------------
     to or less than 12 months, (iii) 'Hedging Collateral' means, at the close
                                       ------------------
     of any Business Day, the sum of (x) all cash collateral posted by Related Persons to secure Hedging Contracts and (y) the face of mount of LCs and other letters of credit issued at the request of any Related Person to secure Debt under Hedging Contracts, (iv) 'Maximum Collateral Amount'
                                                -------------------------
     means, for any Restricted Month, the amount which is $35,000,000 more than the aggregate amount of Hedging Collateral securing all Hedging Contracts on the most recent date on which the unused portion of the Commitment decreased to an amount less than $100,000,000, and (v) 'Restricted Month'
                                                             ----------------
     means each month in which the unused portion of the Commitment is less than $100,000,000 at any time; provided that if at the beginning of any calendar month the unused portion of the Commitment is equal to or greater than $100,000,000 and during such month it decreases to an amount less than $100,000,000, the term Restricted Month shall include only that portion of such month from and after the third Business Day following the date of such decrease."

     (b) Events of Default.  Section 8. l(i) of the Original Agreement is hereby
         ------------------
amended in its entirety to read as follows:

       "(i) Without the express prior written consent of Majority Lenders, Borrower amends or modifies the terms of any of the documents or instruments governing, or otherwise executed in connection with, any of the Debt Securities (including, but not limited to, an amendment or modification to shorten the maturity of the Debt Securities or increase the maximum principal amount of the Debt Securities); provided, however, that without the consent of any Lender, Borrower may amend such documents or instruments (1) to increase the interest rate or fees payable under or with respect to the Debt Securities, (2) to conform to amendments or modifications made to the Loan Documents, and (3) to make changes in the administration of the Debt Securities; or"

     (S) 2.2.  PGT Amendments.  On and as of the PGT Effective Date, the
               ---------------
definition of "PGT" in Section 1.1 of the Original Agreement and all references to "PGT" in the Original Agreement shall be deleted from the Original Agreement with no further action needed on behalf of Agent, Lenders, Borrower, or the other Related Persons.

     (S) 2.3.  Consents and Waiver.  Agent and each Lender hereby (a) consent to
               --------------------
the PGT Stock Sale, (b) waive any Default or Event of Default arising therefrom under Section 8.1 of the Original Agreement, and (c) agrees that the PGT Stock Sale shall be excluded from the limitation on sales of assets under Section 6.2(d) of the Original Agreement. In addition, each Lender hereby consents to (x) the termination of the Guaranty dated as of April 29, 1999 executed by PGT in favor of Agent (in this section called the "PGT Guaranty") and (y) the release of Agent's lien and security interest in Borrower's common stock of PGT arising under the Pledge Agreement (in this section called the "Lien Release"), in each case on the PGT Effective Date provided that of all conditions precedent set forth in Article III of this Amendment have been satisfied in full.

     (S) 2.4.  Delivery of Release Documents. On the PGT Effective Date and
               ------------------------------
provided that all conditions precedent set forth in Article III of this Agreement have been satisfied in full, Agent shall execute and deliver to Borrower (a) a document evidencing the termination of the PGT Guaranty and the Lien Release and (b) return to Borrower all stock certificates issued by PGT which it possesses under the Pledge Agreement. Borrower hereby agrees to deliver to Agent, within 30 days after the PGT Effective Date, an amendment to the Intercreditor Agreement duly executed by the parties thereto confirming the matters described in Section 3.2.

                                 ARTICLE III.
                          Conditions of Effectiveness
                          ---------------------------

     (S) 3.2.   Effective Date.  Except for the PGT Amendments, this Amendment
                ---------------
shall become effective as of the date first above written (the "Effective Date") when, and only when, Agent shall have received all of the following and the PGT
-------------------
Amendments shall become effective as the PGT Effective Date when, and only when,
                                                            -------------------
Agent shall have received all of the following and the documents described in
Section 3.2:

          (a) This Amendment, duly authorized, executed and delivered by Borrower, Agent, and each Lender, and in form and substance satisfactory to Agent.

          (b) A certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Agent shall deem necessary.

          (c) A written legal opinion of in-house counsel for Borrower, dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment has been duly authorized, executed and delivered by Borrower and that the Loan Agreement and each other Loan Document, as affected hereby, to which any Related Person is a party constitutes the legal, valid and binding obligation of each such Related Person, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and such other matters as Agent may require.

          (d) Payment of fees and disbursements of Thompson & Knight L.L.P. relating to this Amendment and the Loan Agreement as provided in the Loan Agreement.

          (e) Agent shall have additionally received such other documents as Agent may reasonably request.

     (S) 3.3.  PGT Effective Date.  The PGT Amendments shall become effective as
               -------------------
of the date (the "PGT Effective Date") on which Borrower shall advised Agent that the PGT Stock Sale has been consummated and Agent shall have received evidence satisfactory to Agent, in its sole and absolute discretion, that each other Person then a party to the Intercreditor Agreement has released its guaranty from PGT and lien and security interest in the common stock of PGT.

                                  ARTICLE IV.
                        Representations and Warranties
                        ------------------------------

     (S) 4.1.  Representations and Warranties of Borrower.   In order to induce
               -------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants on the date hereof and as of the Effective Date to each Lender that:

     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except as such representations and warranties have been modified by the transactions contemplated herein).

     (b) Borrower is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

     (c) The execution and delivery by Borrower of this Amendment, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment.

     (d) When duly executed and delivered, this Amendment, the Loan Agreement, and each other Loan Document, as affected hereby, will be a legal and binding obligation of each Related Person that is a party hereto and thereto enforceable against such Related Person in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' fights and by equitable principles of general application.

     (e) The audited Consolidated financial statements of Borrower dated as of December 31, 1999 and the unaudited Consolidated financial statements of Borrower dated as of September 30, 2000 fairly present the Consolidated financial position at such dates of Borrower and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since September 30, 2000, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or business of Borrower.

                                  ARTICLE V.
                                 Miscellaneous
                                 -------------

     (S) 5.1.   Ratification of Agreements.  The Original Agreement as hereby
                ---------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

     (S) 5.2.   Survival of Agreements.  All representations, warranties,
                -----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     (S) 5.3.   Loan Documents.  This Amendment is a Loan Document, and all
                ---------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     (S) 5.4.   Governing Law.  This Amendment shall be governed by and
                -------------
construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 5.5.   Cotmterparts.  This Amendment may be separately executed in
                -------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amemdment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

                              WESTERN GAS RESOURCES, INC.
                              By:
-----------------------------
                              Name: William J. Krysiak
                              Titlte:   Vice President-Finance
                              BANK OF AMERICA, N.A., as Agent and Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              ABN AMR0 BANK N.V., a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              By:
-----------------------------
                              Name:
                              Title:


                              BANK ONE, NA, a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              CREDIT LYONNAIS, a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              FLEET NATIONAL BANK, a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              SOCIETE GENERALE SOUTHWEST AGENCY,
a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              U.S. BANK NATIONAL ASSOCIATION,
a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                              UNION BANK OF CALIFORNIA, N.A., a Lender

                              By:
-----------------------------
                              Name:
                              Title:

                             CONSENT AND AGREEMENT
                             ---------------------


     Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its respective Guaranty dated as of April 29, 1999 made by it in favor of Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date: November 22, 2000

                                   MIGC, INC.

                                   WESTERN GAS RESOURCES-TEXAS, INC.

                                   MOUNTAIN GAS RESOURCES, INC.

                                   LANCE OIL & GAS COMPANY, INC.

                                   PINNACLE GAS TREATING, INC.

                                   WESTERN GAS WYOMING, L.L.C.

                                   By:
----------------------------------
                                   Name: William J. Krysiak
                                   Title:  Vice President-Finance


                             CONSENT AND AGREEMENT

     The undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its Guaranty dated as of October 14, 1999 made by it in favor of Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date: November 22, 2000

                                   MGTC, INC.

                                   By:
----------------------------------
                                   Name: William J. Krysiak
                                   Title:  Vice President-Finance